RIGGS PREFERRED CAPITAL
                               RPC HOLDING COMPANY
                                POWER OF ATTORNEY

                                   -----------


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a trustee and/or officer of Riggs Preferred Capital, a Maryland real estate investment trust (the "Trust"), and as a director and/or officer of RPC Holding Company, a Delaware corporation ("RPC Holding Co."), do hereby nominate, constitute and appoint Timothy C. Coughlin and Linda A. Madrid my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust and RPC Holding Co. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Act of 4,600,000 shares of ___% Noncumulative Preferred Shares of Beneficial Interest, Series A, liquidation preference $25.00 per share, of the Trust including specifically, but without limitation thereof, full power and authority to sign my name as a trustee and/or officer of the Trust to the Registration Statement on Form S-11, or such other form for the registration of securities as the Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Trust meets all of the requirements for filing the Registration Statement on Form S-11, hereby ratifying and confirming all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof; and to do any and all acts and things and to execute any and all other instruments, documents or agreements which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust or RPC Holding Co. to accomplish and complete the transactions contemplated in the Registration Statement on Form S-11.

          IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1996.


                                                /s/Timothy A. Lex
                                                ------------------------------
                                                Timothy A. Lex

                             RIGGS PREFERRED CAPITAL
                               RPC HOLDING COMPANY
                                POWER OF ATTORNEY

                                   -----------


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a trustee and/or officer of Riggs Preferred Capital, a Maryland real estate investment trust (the "Trust"), and as a director and/or officer of RPC Holding Company, a Delaware corporation ("RPC Holding Co."), do hereby nominate, constitute and appoint Timothy C. Coughlin, Timothy A. Lex and Linda A. Madrid my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust and RPC Holding Co. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Act of 4,600,000 shares of ___% Noncumulative Preferred Shares of Beneficial Interest, Series A, liquidation preference $25.00 per share, of the Trust including specifically, but without limitation thereof, full power and authority to sign my name as a trustee and/or officer of the Trust to the Registration Statement on Form S-11, or such other form for the registration of securities as the Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Trust meets all of the requirements for filing the Registration Statement on Form S-11, hereby ratifying and confirming all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof; and to do any and all acts and things and to execute any and all other instruments, documents or agreements which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust or RPC Holding Co. to accomplish and complete the transactions contemplated in the Registration Statement on Form S-11.

          IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1996.


                                                /s/Joseph W. Barr
                                                ------------------------------
                                                Joseph W. Barr

                             RIGGS PREFERRED CAPITAL
                               RPC HOLDING COMPANY
                                POWER OF ATTORNEY

                                   -----------


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a trustee and/or officer of Riggs Preferred Capital, a Maryland real estate investment trust (the "Trust"), and as a director and/or officer of RPC Holding Company, a Delaware corporation ("RPC Holding Co."), do hereby nominate, constitute and appoint Timothy C. Coughlin, Timothy A. Lex and Linda A. Madrid my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust and RPC Holding Co. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, ( the "Commission") in respect thereof, in connection with the registration under said Act of 4,600,000 shares of ___% Noncumulative Preferred Shares of Beneficial Interest, Series A, liquidation preference $25.00 per share, of the Trust including specifically, but without limitation thereof, full power and authority to sign my name as a trustee and/or officer of the Trust to the Registration Statement on Form S-11, or such other form for the registration of securities as the Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Trust meets all of the requirements for filing of the Registration Statement on Form S-11, hereby ratifying and confirming all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof; and to do any and all acts and things and to execute any and all other instruments, documents or agreements which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust or RPC Holding Co. to accomplish and complete the transactions contemplated in the Registration Statement on Form S-11.

          IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1996.


                                                /s/John L. Davis
                                                ------------------------------
                                                John L. Davis

                             RIGGS PREFERRED CAPITAL
                               RPC HOLDING COMPANY
                                POWER OF ATTORNEY

                                   -----------


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a trustee and/or officer of Riggs Preferred Capital, a Maryland real estate investment trust (the "Trust"), and as a director and/or officer of RPC Holding Company, a Delaware corporation ("RPC Holding Co."), do hereby nominate, constitute and appoint Timothy C. Coughlin, Timothy A. Lex and Linda A. Madrid my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust and RPC Holding Co. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Act of 4,600,000 shares of ___% Noncumulative Preferred Shares of Beneficial Interest, Series A, liquidation preference $25.00 per share, of the Trust including specifically, but without limitation thereof, full power and authority to sign my name as a trustee and/or officer of the Trust to the Registration Statement on Form S-11, or such other form for the registration of securities as the Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Trust meets all of the requirements for filing the Registration Statement on Form S-11, hereby ratifying and confirming all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof; and to do any and all acts and things and to execute any and all other instruments, documents or agreements which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust or RPC Holding Co. to accomplish and complete the transactions contemplated in the Registration Statement on Form S-11.

          IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1996.


                                                /s/F. Anderson Morse
                                                ------------------------------
                                                F. Anderson Morse

                             RIGGS PREFERRED CAPITAL
                               RPC HOLDING COMPANY
                                POWER OF ATTORNEY

                                   -----------


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a trustee and/or officer of Riggs Preferred Capital, a Maryland real estate investment trust (the "Trust"), and as a director and/or officer of RPC Holding Company, a Delaware corporation ("RPC Holding Co."), do hereby nominate, constitute and appoint Timothy A. Lex and Linda A. Madrid my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust and RPC Holding Co. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Act of 4,600,000 shares of ___% Noncumulative Preferred Shares of Beneficial Interest, Series A, liquidation preference $25.00 per share, of the Trust including specifically, but without limitation thereof, full power and authority to sign my name as a trustee and/or officer of the Trust to the Registration Statement on Form S-11, or such other form for the registration of securities as the Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Trust meets all of the requirements for filing the Registration Statement on Form S-11, hereby ratifying and confirming all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof; and to do any and all acts and things and to execute any and all other instruments, documents or agreements which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust or RPC Holding Co. to accomplish and complete the transactions contemplated in the Registration Statement on Form S-11.

          IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1996.


                                                /s/Timothy C. Coughlin
                                                ------------------------------
                                                Timothy C. Coughlin

                             RIGGS PREFERRED CAPITAL
                               RPC HOLDING COMPANY
                                POWER OF ATTORNEY

                                   -----------


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a trustee and/or officer of Riggs Preferred Capital, a Maryland real estate investment trust (the "Trust"), and as a director and/or officer of RPC Holding Company, a Delaware corporation ("RPC Holding Co."), do hereby nominate, constitute and appoint Timothy C. Coughlin, Timothy A. Lex and Linda A. Madrid my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust and RPC Holding Co. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Act of 4,600,000 shares of ___% Noncumulative Preferred Shares of Beneficial Interest, Series A, liquidation preference $25.00 per share, of the Trust including specifically, but without limitation thereof, full power and authority to sign my name as a trustee and/or officer of the Trust to the Registration Statement on Form S-11, or such other form for the registration of securities as the Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Trust meets all of the requirements for filing the Registration Statement on Form S-11, hereby ratifying and confirming all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof; and to do any and all acts and things and to execute any and all other instruments, documents or agreements which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust or RPC Holding Co. to accomplish and complete the transactions contemplated in the Registration Statement on Form S-11.

          IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1996.


                                                /s/David W. Scott
                                                ------------------------------
                                                David W. Scott

                             RIGGS PREFERRED CAPITAL
                               RPC HOLDING COMPANY
                                POWER OF ATTORNEY

                                   -----------


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a trustee and/or officer of Riggs Preferred Capital, a Maryland real estate investment trust (the "Trust"), and as a director and/or officer of RPC Holding Company, a Delaware corporation ("RPC Holding Co."), do hereby nominate, constitute and appoint Timothy C. Coughlin, Timothy A. Lex and Linda A. Madrid my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust and RPC Holding Co. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Act of 4,600,000 shares of ___% Noncumulative Preferred Shares of Beneficial Interest, Series A, liquidation preference $25.00 per share, of the Trust including specifically, but without limitation thereof, full power and authority to sign my name as a trustee and/or officer of the Trust to the Registration Statement on Form S-11, or such other form for the registration of securities as the Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Trust meets all of the requirements for filing the Registration Statement on Form S-11, hereby ratifying and confirming all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof; and to do any and all acts and things and to execute any and all other instruments, documents or agreements which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust or RPC Holding Co. to accomplish and complete the transactions contemplated in the Registration Statement on Form S-11.

          IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1996.


                                                /s/Robert L. Sloan
                                                ------------------------------
                                                Robert L. Sloan

                             RIGGS PREFERRED CAPITAL
                               RPC HOLDING COMPANY
                                POWER OF ATTORNEY

                                   -----------


          KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, as a trustee and/or officer of Riggs Preferred Capital, a Maryland real estate investment trust (the "Trust"), and as a director and/or officer of RPC Holding Company, a Delaware corporation ("RPC Holding Co."), do hereby nominate, constitute and appoint Timothy C. Coughlin, Timothy A. Lex and Linda A. Madrid my true and lawful attorneys-in-fact and agents to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust and RPC Holding Co. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under said Act of 4,600,000 shares of ___% Noncumulative Preferred Shares of Beneficial Interest, Series A, liquidation preference $25.00 per share, of the Trust including specifically, but without limitation thereof, full power and authority to sign my name as a trustee and/or officer of the Trust to the Registration Statement on Form S-11, or such other form for the registration of securities as the Commission may require covering such shares and to any amendment or amendments (including, without limitation, post-effective amendments) or supplements to said registration statement or statements and to the prospectus or prospectuses relating thereto, and to certify on my behalf that, to the best of my knowledge and belief, the Trust meets all of the requirements for filing the Registration Statement on Form S-11, hereby ratifying and confirming all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof; and to do any and all acts and things and to execute any and all other instruments, documents or agreements which said attorneys-in-fact and agents may deem necessary or advisable to enable the Trust or RPC Holding Co. to accomplish and complete the transactions contemplated in the Registration Statement on Form S-11.

          IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of October, 1996.


                                                /s/William B. Snyder
                                                ------------------------------
                                                William B. Snyder